UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2010

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1520 Old Trolley Road
Summerville, SC 29485

 (Address of principal executive offices) (Zip Code)

(843) 574-7001

(Registrant’s telephone number, including area code)

9801 Highway 79, Building No. 1
Ladson, South Carolina 29456

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Force Protection, Inc. is amending Items 7.02 and 9.01 of its Current Report on Form 8-K dated October 15, 2010 and filed on October 15, 2010 to include the Stipulation of Settlement dated as of September 30, 2010 as an exhibit.

Item 7.01.  Regulation FD Disclosure.

Pursuant to the Order Preliminarily Approving Settlement and Approving the Form and Manner of Notice issued by the U.S. District Court for the District of South Carolina (the “Court”) on October 8, 2010, on October 15, 2010 the Summary Notice of Settlement of Force Protection, Inc. Derivative Litigation (“Summary Notice”) with respect to Force Protection, Inc.’s (the “Company”) consolidated shareholder derivative action entitled In re Force Protection, Inc. Derivative Litigation, Civil Action No. 2:08-1907-CWH, pending in the Court was released by PR Newswire and was published on October 18, 2010 in the Investor’s Business Daily, USA Today, Charleston Post and Courier.

On October 14, 2010, the Company sent the Notice of Settlement of Force Protection, Inc. Derivative Litigation to the Company’s stockholders of record as of October 4, 2010, as required by the Stipulation of Settlement.  The Court has also scheduled a Settlement Hearing to be held on December 13, 2010.

The settlement is subject to further court approvals and all parties have agreed to expeditiously seek the required court approvals of the settlement.   As part of the settlement, the Company has made no admission of wrongdoing.

A copy of the Summary Notice and the Stipulation of Settlement are furnished as Exhibits 99.1 and 99.2 respectively to this Current Report on Form 8-K and incorporated herein by reference.  The Summary Notice and Stipulation of Settlement with all exhibits are also filed with and available from the Court.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Summary Notice of Settlement of Force Protection, Inc. Derivative Litigation (Civil Action No. 2:08-1907-CWH)

99.2	Stipulation of Settlement dated September 30, 2010 (Civil Action No. 2:08-1907-CWH)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: November 15, 2010
/s/ Lenna Ruth Macdonald
(Signature)

	Name:	Lenna Ruth Macdonald
	Title:	Chief Strategy Officer, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Summary Notice of Settlement of Force Protection, Inc. Derivative Litigation (Civil Action No. 2:08-1907-CWH)

99.2	Stipulation of Settlement dated September 30, 2010 (Civil Action No. 2:08-1907-CWH)